STEIN ROE CASH RESERVES FUND

                          ANNUAL REPORT o JUNE 30,2002

[logo: STEIN ROE MUTUAL FUNDS]

Contents

From the President                                            1

Performance Summary                                           2

Portfolio Manager's Report                                    3

Investment Portfolio                                          6

Financial Statements                                          8

Notes to Financial Statements                                14

Financial Highlights                                         20

Report of Independent Auditors                               22

Trustees                                                     24

Officers and Transfer Agent                                  28



             o NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

From the President

[photo of Keith T. Banks]


Dear Shareholder:

Over the past 12 months, the environment for the money market was shaped by economic events and investor concerns. Although the Federal Reserve Board halted its string of interest rate cuts in December 2001, its presence on the sidelines was felt by the market as investors tried to guess the timing of its next move. A robust first quarter in 2002 created fears that the Fed could begin to raise short-term interest rates. However, the Fed kept a key short-term interest rate at 1.75%, and indications of slower economic growth in the second quarter raised the possibility that any further action on interest rates could be delayed until later in the year.

     Money market fund returns were also at their lowest since the funds were introduced 30 years ago when investors were first drawn to them for the relative stability and liquidity they provide. As the US stock market declined sharply during the period, investors were reminded that having a fixed-income component in their portfolios, may be particularly beneficial when stocks fall on difficult times.

     The following report will provide you with more detailed information about the fund's performance and the strategies used by the fund's portfolio manager.

/s/ Keith T. Banks

Keith T. Banks
President
Stein Roe Mutual Funds

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

Performance Summary

Average Annual Total Return (%),
Period Ended June 30, 2002

                                               1-year    5-year    10-year
-----------------------------------------------------------------------------
Stein Roe Cash
Reserves Fund                                  1.74      4.42       4.27
-----------------------------------------------------------------------------
U.S. Consumer Price
Index (Inflation)                              1.07      2.33       2.52
-----------------------------------------------------------------------------
Lehman Brothers
Government Bond Index                          8.81      7.64       7.31
-----------------------------------------------------------------------------
Lipper Money Market
Fund Average                                   1.76      4.35       4.28
-----------------------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Total return includes reinvestment of all distributions. Yields fluctuate and are not guaranteed. An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The fund pursues its objective by investing all of its assets in SR&F Cash Reserve Portfolio as part of a master/feeder fund structure. The U.S. Consumer Price Index is the government's measure of retail inflation. The Lehman Brothers Government Bond Index is an unmanaged index that tracks the performance of US government securities. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest directly in an index. Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund. Source of Lipper data:
Lipper, Inc., a monitor of mutual fund performance.

Portfolio Manager's Report

Fund Commentary

COMMENTARY FROM KAREN ARNEIL,
PORTFOLIO MANAGER OF
STEIN ROE CASH RESERVES FUND1

Fund performs near its benchmark

     In an environment of historically low interest rates, Stein Roe Cash Reserves Fund delivered a total return of 1.74% during the fiscal year ended June 30, 2002. The fund's return was slightly lower than that of its peer group, the Lipper Money Market Fund Category Average,2 which recorded a 1.76% average total return for the same period. Both the fund and Lipper category returns represent significant drops from the previous fiscal year, which are the result of declining short-term interest rates.

--------------------------------------------------------------------------------
Investment Objective and Strategy:

Stein Roe Cash Reserves Fund seeks maximum current income consistent with capital preservation and maintenance of liquidity. The fund invests all of its assets in SR&F Cash Reserves Portfolio as part of a master fund/feeder fund structure. The portfolio invests in high-quality money market securities.

Fund Inception:
October 2, 1976

Net Assets of the Fund:
$334.3 million
--------------------------------------------------------------------------------

Low fed funds rate depresses
money market yields

     The Federal Reserve's push to bring the economy out of recession by lowering interest rates was the biggest factor behind performance for the fiscal year. Between June 2000 and January 2001, the Fed lowered the federal funds rate from 3.75% to 1.75%. (The federal funds rate is the target overnight interest rate at which commercial banks lend money to each other.) Most market observers expected the rate to move higher once the economy recovered. However, it remained unchanged during the second half of the year as the economy sputtered. These sustained low interest rates brought money market yields down dramatically by the end of the period. In fact, in the aftermath of September 11th, 2001, some rates fell below 1.0%.

1 Jane Naeseth was the portfolio manager during the period. Karen M. Arneil assumed management responsibilities for the fund as of July 1, 2002.

2 Lipper Inc., a widely respected data provider in the industry, calculates total returns for mutual funds with investment objectives similar to those of the fund.

Maturity profile changes help fund return

     In order to increase the fund's yield in this low interest-rate environment, we lengthened the fund's weighted average maturity. (Generally speaking, the longer the maturity, the higher the yield.) We began the fiscal year with a weighted average maturity of 40.5 days; by December 31 it was 48 days, and at the end of June it stood at 49.4 days. The period's final weighted average maturity was neutral to the benchmark, as we believed that the Fed is unlikely to lower the federal funds rate further.

--------------------------------------------------------------------------------
Portfolio Statistics (unaudited)

                                     As of               As of
                                  June 30, 2002       June 30, 2001

7-Day Dollar-Weighted
  Average Maturity                  49.4 Days           40.5 Days

7-Day Current Yield3                  1.87%               3.28%
--------------------------------------------------------------------------------

     Where prudent, we took advantage of the opportunity to buy longer-maturity money market securities to help boost the fund's yield. In May, for example, we locked in a six-month rate of 2.30% by buying Morgan Stanley notes. By the end of the period, the rate for new six-month issues of notes of that type was 1.93%.

Securities Type Breakdown4 (unaudited)


[bar chart data]:
                                                     %
                                           As of          As of
                                           6/30/01        6/30/02

Commercial Paper                           74.8            80.6
Federal Agencies                           12.5            9.0
Corporate Notes                             4.8            5.9
Yankee Certificate of Deposit               0.0            4.5
Letter of Credit Commercial Paper           7.9            0.0


3 Net of all fees and expenses and represents an annualization of dividends declared and payable to shareholders for the last seven days of investments.

4 Securities type and maturity breakdowns are unaudited and are calculated as a percentage of total holdings in SR&F Cash Reserves Portfolio. Because the portfolio is actively managed, there can be no guarantee that the portfolio will continue to maintain this breakdown in the future.

     However, we made a move that detracted from the fund's yield when we purchased a six-month certificate of deposit with a yield of 1.68% in January, expecting the Fed to lower the fed funds rate to 1.5% in its February meeting. When it kept the rate at 1.75% as positive economic news came in, six-month rates rose instead.

Maturity Breakdown4 (%) (unaudited)

                                      As of              As of
                                  June 30, 2002       June 30, 2001

Greater than 59 days                  28.0                10.0
30-59 days                             6.0                 5.0
15-29 days                            26.0                48.0
5-14 days                             21.0                28.0
1-4 days                              19.0                 9.0

Investment Portfolio

Investment Portfolio
June 30, 2002

CERTIFICATE OF DEPOSIT - 4.6% (A)                       Par          Value

Canadian Imperial Bank, 1.680%, 07/17/02
   (cost of $30,000,000)....................   $ 30,000,000   $ 30,000,000
                                                              --------------

COMMERCIAL PAPER - 80.2% (A)
Amstel Funding, 1.810%, 09/04/02 ...........     29,000,000     28,905,226
Asset Securitization Corp., 1.770%, 07/01/02     30,000,000     30,000,000
Baxter International, 1.800%, 07/26/02...        21,000,000     20,973,750
BellSouth Corp., 1.730%, 07/11/02........        16,000,000     15,992,311
Dow Chemical Corp., 2.030%, 07/01/02.....        30,000,000     30,000,000
Enterprise Funding, 1.780%, 07/22/02......       30,000,000     29,968,850
General Dynamics, 2.050%, 12/30/02........       29,000,000     28,699,447
Goldman Sachs Group, 1.800%, 07/02/02.....       10,500,000     10,499,475
Jupiter Securization, 1.780%, 07/15/02....       30,000,000     29,979,233
National Rural Utilities, 1.800%, 07/29/02       30,000,000     29,958,000
Preferred Receivables Funding, 1.780%, 07/18/02  30,000,000     29,974,784
Receivables Capital, 1.800%, 07/16/02.....       30,000,000     29,977,500
7-Eleven: 1.820%, 07/08/02................       19,900,000     19,892,974
        1.800%, 07/10/02..................       10,000,000      9,995,500
Special Purpose Accounts Receivable,
   1.800%, 07/09/02.......................       30,000,000     29,988,000
Superior Funding, 1.840%, 08/28/02........       30,000,000     29,911,067
Thames Asset Global, 1.910%, 07/08/02.....       30,000,000     29,988,858
UBS Financial, 2.000%, 07/01/02...........       30,000,000     30,000,000
Verizon Network Funding, 1.810%, 07/02/02.       22,000,000     21,998,894
Virginia Electric & Power Co., 1.760%, 07/30/02  12,000,000     11,982,987
Windmill Funding, 1.870%, 07/03/02........       30,000,000     29,996,933
                                                              --------------

TOTAL COMMERCIAL PAPER
   (cost of $528,683,789)...................                   528,683,789
                                                              --------------

CORPORATE NOTES - 5.9% (A)

Bank One Corp., 6.900%, 10/07/02...........      30,000,000     30,361,137
Morgan Stanley Dean Witter & Co.,
   7.125%, 01/15/03........................       8,025,000      8,230,762
                                                              --------------

TOTAL CORPORATE NOTES
   (cost of $38,591,899)....................                    38,591,899
                                                              --------------

GOVERNMENT OBLIGATIONS - 8.9% (A)
Federal Farm Credit Bank, 2.580%, 06/03/03       25,000,000     25,000,000
Federal Home Loan Mortgage, 2.420%, 09/20/02     34,000,000     33,814,870
                                                              --------------

TOTAL GOVERNMENT OBLIGATIONS
   (cost of $58,814,870)....................                    58,814,870
                                                              --------------

TOTAL INVESTMENTS - 99.6%
   (cost of $656,090,558) (b) ..............                   656,090,558
                                                              --------------
OTHER ASSETS & LIABILITIES, NET - 0.4%......                     2,757,158
                                                              --------------
NET ASSETS - 100.0%.........................                  $658,847,716
                                                              ==============



See notes to investment portfolio.

NOTES TO INVESTMENT PORTFOLIO:

--------------------------------------------------------------------------------

(a)The interest rate is the effective rate at the date of purchase except for variable rate notes, for which the interest rate represents the current rate as of the most recent date.

(b)Cost for federal income tax purposes is the same.

See notes to financial statements.

SR&F Cash Reserves Portfolio

Statement of Assets and Liabilities
June 30, 2002

Assets:
Investments, at cost....................................... $656,090,558
                                                           -------------
Investments, at value...................................... $656,090,558
Cash.......................................................    1,670,437
Receivable for:
   Interest................................................    1,025,149
   Other...................................................      213,734
Deferred Trustees' compensation plan.......................          324
                                                           -------------
   Total Assets............................................  659,000,202
                                                           -------------

Liabilities:
Payable for:
   Management fee..........................................      129,428
   Transfer agent fee......................................          500
   Pricing and bookkeeping fees............................          833
   Trustees' fee...........................................          145
   Audit fee...............................................       17,650
Deferred Trustees' fee.....................................          324
Other liabilities..........................................        3,606
                                                           -------------
   Total Liabilities.......................................      152,486
                                                           -------------
Net Assets Applicable to
Investors' Beneficial Interest............................. $658,847,716
                                                           =============



See notes to financial statements.

Statement of Operations
-----------------------
For the Year Ended June 30, 2002

Investment Income:
Interest...................................................  $17,701,925

Expenses:
Management fee.............................................    1,670,444
Pricing and bookkeeping fees...............................       27,529
Transfer agent fee.........................................        6,000
Trustees' fee..............................................        6,000
Custody fee................................................       19,628
Other expenses.............................................       46,422
                                                            ------------
   Total Expenses..........................................    1,776,023
Custody earnings credit....................................      (18,222)
                                                            ------------
   Net Expenses............................................    1,757,801
                                                            ------------
Net Investment Income .....................................  $15,944,124
                                                            ============


See notes to financial statements.

Statement of Changes in Net Assets

                                                 YEARS ENDED JUNE 30,
                                        ---------------------------------
Increase (Decrease) in Net Assets:                  2002            2001
                                          --------------  --------------
Operations:
Net investment income ..................    $ 15,944,124  $   45,265,926
                                          --------------  --------------
Transactions in Investors'
Beneficial Interest:
Contributions...........................     841,256,064   2,646,184,636
Withdrawals.............................    (885,794,100) (2,792,772,318)
                                          --------------  --------------
Net Decrease from Transactions
   in Investors' Beneficial Interest....     (44,538,036)   (146,587,682)
                                          --------------  --------------
Total Decrease in Net Assets............     (28,593,912)   (101,321,756)
Net Assets:
Beginning of period.....................     687,441,628     788,763,384
                                          --------------  --------------
End of period ..........................    $658,847,716  $  687,441,628
                                          ==============  ==============



See notes to financial statements.

Stein Roe Cash Reserves Fund

Statement of Assets and Liabilities
June 30, 2002

Assets:
Investments in Portfolio, at value......................... $334,772,084
Receivable for:
   Fund shares sold........................................      561,881
Deferred Trustees' compensation plan.......................        1,574
                                                           -------------
      Total Assets.........................................  335,335,539
                                                           -------------

Liabilities:
Payable for:
   Fund shares repurchased.................................      839,114
   Distributions...........................................       13,267
   Administration fee......................................       82,461
   Transfer agent fee......................................       78,244
   Pricing and bookkeeping fees............................       24,526
   Trustees' fee...........................................        1,611
Deferred Trustees' fee.....................................        1,574
Other liabilities..........................................       39,159
                                                           -------------
      Total Liabilities....................................    1,079,956
                                                           -------------
NET ASSETS................................................. $334,255,583
                                                           =============
Composition of Net Assets:
Paid-in capital............................................ $334,147,131
Undistributed net investment income .......................      197,452
Accumulated net realized loss..............................      (89,000)
                                                           -------------
NET ASSETS................................................. $334,255,583
                                                           =============
Shares outstanding (unlimited number authorized)...........  334,220,929
                                                           -------------
Net asset value per share.................................. $       1.00
                                                           =============




See notes to financial statements.

Statement of Operations
For the Year Ended June 30, 2002

Investment Income:
Interest allocated from Portfolio..........................  $10,146,167
Expenses:
Expenses allocated from Portfolio..........................      999,891
Administration fee.........................................      971,975
Pricing and bookkeeping fees...............................      156,595
Transfer agent fee.........................................    1,001,508
Trustees' fee..............................................       16,861
Custody fee................................................        1,124
Other expenses.............................................      138,584
                                                            ------------
   Total Expenses..........................................    3,286,538
                                                            ------------
Net Investment Income .....................................  $ 6,859,629
                                                            ------------



See notes to financial statements.

Statement of Changes in Net Assets

                                                 YEARS ENDED JUNE 30,
                                        ---------------------------------
Increase (Decrease) in Net Assets:                  2002            2001
                                          --------------  --------------
Operations:
Net investment income ..................     $ 6,859,629    $ 26,289,697
                                          --------------  --------------
Distributions Declared
to Shareholders:

From net investment income..............      (6,989,958)    (26,347,174)
                                          --------------  --------------
Share Transactions:
Subscriptions...........................     467,693,522   1,365,341,325
Distributions reinvested ...............       6,568,881      25,287,735
Redemptions ............................    (552,927,710) (1,474,370,551)
                                          --------------  --------------
Net Decrease from Share Transactions....     (78,665,307)    (83,741,491)
                                          --------------  --------------
Total Decrease in Net Assets............     (78,795,636)    (83,798,968)

Net Assets:
Beginning of period.....................     413,051,219     496,850,187
                                          --------------  --------------
End of period (including undistributed net
   investment income of $197,452 and
   $282,393, respectively)..............    $334,255,583   $ 413,051,219
                                          ==============  ==============
Changes in Shares:
Subscriptions ..........................     467,689,503   1,365,341,362
Issued for distributions reinvested.....       6,568,881      25,287,735
Redemptions ............................    (552,929,530) (1,474,365,839)
                                          --------------  --------------
   Net Decrease.........................     (78,671,146)    (83,736,742)
                                          --------------  --------------



See notes to financial statements.

Notes to Financial Statements

Notes to Financial Statements
June 30, 2002

Note 1. Accounting Policies

Organization:

     Stein Roe Cash Reserves Fund (the "Fund") is a series of Liberty-Stein Roe Funds Income Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended. The Fund invests substantially all of its assets in SR&F Cash Reserves Portfolio (the "Portfolio"), which seeks maximum income consistent with capital preservation and maintenance of liquidity.

     The Portfolio is a series of SR&F Base Trust, a Massachusetts common trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on March 2, 1998. At commencement, Stein Roe Cash Reserves Fund and Liberty Money Market Fund contributed $493,224,000 and $187,537,000, respectively, in securities and other assets in exchange for beneficial ownership of the Portfolio. The Portfolio allocates income, expenses and realized gains and losses to each investor on a daily basis, based on methods in compliance with the Internal Revenue Service. At June 30, 2002, Stein Roe Cash Reserves Fund and Liberty Money Market Fund owned 50.8% and 49.2%, respectively, of the Portfolio.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolio and the Fund in the preparation of their financial statements.

Investment transactions and investment income:

     Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.

     The Portfolio is permitted to invest in repurchase agreements involving securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. The Portfolio requires issuers of repurchase agreements to transfer the securities underlying those agreements to the Portfolio's custodian at the time of payment.

Investment valuations:

     The Portfolio utilizes the amortized cost method to value its investments. This technique approximates market value and involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of 0.50% or more exists between the Fund's $1.00 per-share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, the Board of Trustees would consider what action, if any, should be taken. Other assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

     The Fund attempts to maintain a per-share net asset value of $1.00, which management believes will be possible under most conditions.

Federal income tax:

     No provision is made for federal income taxes because the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods in compliance with the Internal Revenue Service.

     The Fund's policy is to qualify as a regulated investment company and to distribute all of its taxable income, therefore no federal income tax has been accrued.

Note 2. Federal Tax Information

     Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

     For the year ended June 30, 2002, permanent items identified and reclassified among the components of net assets are as follows:

                          Undistributed      Accumulated
                         Net Investment     Net Realized         Paid-In
                          Income (Loss)    Gains (Losses)        Capital

Cash Reserves Fund           $45,388           $18,183         $(63,571)


     Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

     The tax character of distributions paid during 2002 was ordinary income of $6,989,958.

     As of June 30, 2002, the component of distributable earnings on a tax basis was undistributed ordinary income of $213,349.

     The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

           Capital
            Loss
        Carryforward                             Year of Expiration
            Total      2003       2004     2006     2007    2008     2009
-------------------------------------------------------------------------
Cash
  Reserves
  Fund    $(89,000)  $(55,837)  $(29,134) $(266)  $(2,756)  $(13)   $(994)

Distributions to Shareholders:

     The Fund declares and records distributions daily and pays monthly.

Note 3. Portfolio Composition

     Under normal market conditions, the Portfolio will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, consumer and business credit institutions, and other financial services companies).

Note 4. Trustees' Fees and Transactions with Affiliates

Management & Administrative fees:

     The Portfolio pays monthly management fees to Stein Roe & Farnham, Incorporated (the "Advisor") for its services as investment Advisor and manager. The management fee for the Portfolio is computed at an annual rate of 0.25% of the first $500 million of average daily net assets, and 0.225% thereafter.

     On November 1, 2001, Liberty Financial Companies Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to a subsidiary of FleetBoston Financial Corporation. This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Portfolio. The Portfolio had obtained approval of a new investment advisory contract by the Portfolio's Board of Trustees and Fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

Bookkeeping fee:

     The Advisor is responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a Pricing and Bookkeeping

Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

     Under its pricing and bookkeeping agreement with the Portfolio and the Fund, the Advisor receives from the Portfolio and the Fund an annual flat fee of $10,000 and $5,000, respectively, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer agent fee:

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

     The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

Other:

     Certain officers and trustees of the Trust are also officers of the Advisor. Compensation is paid to trustees not affiliated with the Advisor. No remuneration was paid by the Trust to any other trustee or officer of the Trust, who is affiliated with the Advisor.

     The Portfolio has an agreement with its custodian bank under which $18,222 of custody fees were reduced by balance credits for the year ended June 30, 2002. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 5. Subsequent Events

     On July 29, 2002, Liberty Money Market Fund acquired all the net assets of the Fund pursuant to a plan of reorganization approved by Stein Roe Cash Reserves Fund shareholders on June 28, 2002. The net assets of the Fund have been transferred to the Liberty Money Market Fund in a tax-free exchange and shareholders of the Fund have received shares of Liberty Money Market Fund in exchange for their shares as follows:

                Liberty                              Stein Roe
             Money Market                       Cash Reserves Fund
          Fund Shares Issued                      Assets Received

              338,355,029                          $338,355,029


                                Net Assets                Net Assets
       Net Assets              of Stein Roe               of Liberty
       of Liberty           Cash Reserves Fund         Money Market Fund
    Money Market Fund           Immediately               Immediately
  Prior to Combination     Prior to Combination        After Combination

      $354,468,496             $338,355,029              $692,823,525



     Effective July 29, 2002, prior to the reorganization described above, the Fund's pro-rata share of the net assets of the SR&F Cash Reserves Portfolio were distributed to the Liberty Money Market Fund based on allocation methods in compliance with the Internal Revenue Service.

Financial Highlights

SR&F Cash Reserves Portfolio


                                                                                                            PERIOD
                                                                    YEAR ENDED JUNE 30,                      ENDED
                                                   ---------------------------------------------------     JUNE 30,
                                                          2002         2001         2000         1999          1998 (a)
                                                   -----------  -----------  -----------  -----------   -----------
Ratios to Average Net Assets:
Expenses (b)......................................      0.26%        0.26%        0.25%         0.25%         0.26%(c)
Net investment income (b).........................      2.32%        5.75%        5.52%         4.83%         5.45%(c)

(a)  From commencement of operations on March 2, 1998.

(b) The benefits derived from custody credits and directed brokerage agreements, if applicable, had no impact.

(c)  Annualized.

Stein Roe Cash Reserves Fund

Selected data for a share outstanding throughout each period is as follows:


                                                                             YEAR ENDED JUNE 30,
                                                     ------------------------------------------------------------------
                                                             2002         2001         2000         1999          1998
                                                      -----------  -----------  -----------  -----------   -----------
Net Asset Value, Beginning of Period.................     $ 1.000      $ 1.000      $ 1.000      $ 1.000       $ 1.000
                                                      -----------  -----------  -----------  -----------   -----------
Income from Investment Operations:
Net investment income (a)............................       0.017        0.054        0.051        0.045         0.050
Less Distributions Declared to Shareholders:
From net investment income...........................      (0.017)      (0.054)      (0.051)      (0.045)       (0.050)
                                                      -----------  -----------  -----------  -----------   -----------
Net Asset Value, End of Period.......................     $ 1.000      $ 1.000      $ 1.000      $ 1.000       $ 1.000
                                                      ===========  ===========  ===========  ===========   ===========
Total return.........................................       1.74%        5.48%        5.22%        4.64%         5.09%
                                                      ===========  ===========  ===========  ===========   ===========
Ratios to Average Net Assets:
Expenses.............................................       0.84%        0.71%        0.68%        0.70%         0.75%
Net investment income ...............................       1.76%        5.33%        5.11%        4.58%         4.98%
Net assets, end of period (000's)....................   $ 334,256    $ 413,051    $ 496,850    $ 503,686     $ 493,954

(a) Per share data was calculated using average shares outstanding during the period.

20-21 SPREAD

Report of Independent Accountants

Report Of Ernst & Young LLP,
Independent Auditors

     To the Shareholders, Holders of Investors' Beneficial Interests and Board of Trustees of Liberty-Stein Roe Funds Income Trust and SR&F Base Trust

     Stein Roe Cash Reserves Fund
     SR&F Cash Reserves Portfolio

     We have audited the accompanying statement of assets and liabilities of Stein Roe Cash Reserves Fund (a series of Liberty-Stein Roe Funds Income Trust), and the accompanying statement of assets and liabilities, including the portfolio of investments, of SR&F Cash Reserves Portfolio (a series of SR&F Base Trust) as of June 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stein Roe Cash Reserves Fund, a series of Liberty-Stein Roe Funds Income Trust and SR&F Cash Reserves Portfolio of SR&F Base Trust at June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

     Boston, Massachusetts
     August 16, 2002

                       This page intentionally left blank

Trustees

Trustees

     The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of The Stein Roe Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Stein Roe funds. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-338-2550.


                                                                                                    Number of
                                         Year first                                                portfolios in
                                         elected or                                                fund complex        Other
                           Position with  appointed   Principal occupation(s)                       overseen        directorships
Name, address and age      Stein Roe Fund to office   during past five years                        by trustee          held
------------------------------------------------------------------------------------------------------------------------------------


DISINTERESTED TRUSTEES
Douglas A. Hacker (age 46)     Trustee      1996      President of UAL Loyalty Services and Executive     101            None
c/o Liberty Funds Group LLC                           Vice President of United Airlines (airline) since
One Financial Center                                  September 2001 (formerly Executive Vice
Boston, MA 02111                                      President from July 1999 to September 2001);
                                                      Chief Financial Officer of United Airlines since
                                                      July 1999; Senior Vice President and Chief
                                                      Financial Officer of UAL, Inc. prior thereto

Janet Langford Kelly (age 44   Trustee      1996      Executive Vice President--Corporate Development     101            None
c/o Liberty Funds Group LLC                           and Administration, General Counsel and
One Financial Center                                  Secretary, Kellogg Company (food manufacturer),
Boston, MA 02111                                      since September 1999; Senior Vice President,
                                                      Secretary and General Counsel, Sara Lee
                                                      Corporation (branded, packaged, consumer-
                                                      products manufacturer) prior thereto

Richard W. Lowry (age 66)      Trustee      2000      Private Investor since 1987 (formerly               103            None
c/o Liberty Funds Group LLC                           Chairman and Chief Executive Officer, U.S.
One Financial Center                                  Plywood Corporation [building products
Boston, MA 02111                                      manufacturer])

Salvatore Macera (age 71)      Trustee      2000      Private Investor since 1981 (formerly Executive     101            None
c/o Liberty Funds Group LLC                           Vice President and Director of Itek Corporation
One Financial Center                                  (electronics) from 1975 to 1981)
Boston, MA 02111

Charles R. Nelson (age 59)     Trustee      1981      Van Voorhis Professor, Department of Economics,     101            None
c/o Liberty Funds Group LLC                           University of Washington; consultant on
One Financial Center                                  econometric and statistical matters
Boston, MA 02111

John J. Neuhauser (age 59)     Trustee      2000      Academic Vice President and Dean of Faculties       103        Saucony, Inc.
Funds Group LLC                                       since August 1999, Boston College (formerly                (athletic footwear)
One Financial Center                                  Dean, Boston College School of Management                     and SkillSoft
Boston, MA 02111                                      from September 1977 to September 1999)                      Corp. (e-learning)


24-25 SPREAD

                                                                                                    Number of
                                         Year first                                                portfolios in
                                         elected or                                                fund complex        Other
                           Position with  appointed   Principal occupation(s)                        overseen        directorships
Name, address and age      Stein Roe Fund to office   during past five years                        by trustee          held
------------------------------------------------------------------------------------------------------------------------------------


DISINTERESTED TRUSTEES (CONTINUED)
Thomas E. Stitzel (age 66)     Trustee      2000      Business Consultant since 1999 (formerly           101            None
c/o Liberty Funds Group LLC                           Professor of Finance from 1975 to 1999 and Dean
One Financial Center                                  from 1977 to 1991, College of Business, Boise State
Boston, MA 02111                                      University); Chartered Financial Analyst

Thomas C. Theobald (age 65)    Trustee      1996      Managing Director, William Blair Capital Partners  101     Xerox Corporation
c/o Liberty Funds Group LLC                           (private equity investing) since 1994 (formerly          business products and
One Financial Center                                  Chief Executive Officer and Chairman of the               services), Anixter
Boston, MA 02111                                      Board of Directors, Continental Bank Corporation)       International (network
                                                                                                                support equipment
                                                                                                            distributor), Jones
                                                                                                                Lang LaSalle (real
                                                                                                                estate management
                                                                                                                services) and MONY
                                                                                                              Group (life insurance)

Anne-Lee Verville (age 57)     Trustee      2000      Author and speaker on educational systems needs  101  Chairman of the Board of
c/o Liberty Funds Group LLC                           (formerly General Manager, Global Education           Directors, Enesco Group,
One Financial Center                                  Industry from 1994 to 1997, and President,            Inc. (designer, importer
Boston, MA 02111                                      Applications Solutions Division from 1991 to              and distributor of
                                                      1994, IBM Corporation [global education and                 giftware and
                                                      global applications])                                        collectibles)
INTERESTED TRUSTEES

William E. Mayer* (age 62)     Trustee      2000      Managing Partner, Park Avenue Equity Partners  103  Lee Enterprises (print and
c/o Liberty Funds Group LLC                           (private equity fund) since February 1999               online media), WR
One Financial Center                                  (formerly Founding Partner, Development Capital     Hambrecht + Co. (financial
Boston, MA 02111                                      LLC from November 1996 to February 1999;             service provider), First
                                                      Dean and Professor, College of Business and          Health (health care) and
                                                      Management, University of Maryland from               Systech Retail Systems
                                                      October 1992 to November 1996)                           (retail industry
                                                                                                              technology provider)

Joseph R. Palombo* (age 49)    Trustee      2000      Chief Operating Officer of Columbia Management  101             None
One Financial Center             and                  Group, Inc. (Columbia Management Group) since
Boston, MA 02111              Chairman                November 2001; formerly Chief Operations Officer of
                               of the                 Mutual Funds, Liberty Board Financial Companies, Inc.
                                Board                 from August 2000 to November 2001; Executive Vice
                                                      President of the Advisor) since April 1999; Executive
                                                      Vice President and Director Colonial Management &
                                                      Associates, Inc. since April 1999; Executive Vice President and Chief Administrative Officer of Liberty Funds Group
                                                      LLC (LFG) since April 1999; Director of the Advisor since
                                                      September 2000; Trustee and Chairman of the Board of
                                                      Stein Roe Mutual Funds since October 2000; Manager of
                                                      Stein Roe Floating Rate Limited Liability Company since
                                                      October 2000 (formerly Vice President of Liberty Funds from
                                                      April 1999 to August 2000; Chief Operating Officer and Chief
                                                      Compliance Officer, Putnam Mutual Funds from December 1993 to
                                                      March 1999)

*    Mr. Mayer is an "interested person" (as defined in the Investment Company
     Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht +
     Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.



26-27 SPREAD

Officers and Transfer Agent

Officers and Transfer Agent


                                                Year first
                                                elected or
                                 Position with   appointed
Name, address and age          Stein Roe Funds   to office  Principal occupation(s) during past five years
----------------------------------------------------------------------------------------------------------
OFFICERS
Keith T. Banks (age 46)           President        2001    President of Liberty and Stein Roe Funds since November 2001; Chief
Columbia Management Group, Inc.                            Investment Officer and Chief Executive Officer of Columbia Management
590 Madison Avenue, 36th Floor                             Group since 2001; President, Chief Executive Officer and Chief Investment
Mail Stop NY EH 30636A                                     Officer of Fleet Investment Advisors Inc. since 2000 (formerly Managing
New York, NY 10022                                         Director and Head of U.S. Equity, J.P. Morgan Investment Management
                                                           from November 1996 to August 2000)

Vicki L. Benjamin (age 41)          Chief          2001    Controller of the Liberty Funds, Stein Roe Funds and Liberty All-Star
One Financial Center             Accounting                Funds since May 2002; Chief Accounting Officer of the Liberty Funds and
Boston, MA 02111                 Officer and               Liberty All-Star Funds since June 2001; Vice President of LFG since April
                                 Controller                2001 (formerly Vice President, Corporate Audit, State Street Bank and
                                                           Trust Company from May 1998 to April 2001; Audit Manager from July 1994 to June 1997; Senior Audit Manager from July 1997 to May 1998,
                                                           Coopers & Lybrand, LLP)

J. Kevin Connaughton (age 38)     Treasurer        2000    Treasurer of the Liberty Funds and Liberty All-Star Funds since December
One Financial Center                                       2000 (formerly Controller of the Liberty Funds and Liberty All-Star Funds
Boston, MA 02111                                           from February 1998 to October 2000); Treasurer of Stein Roe Funds since
                                                           February 2001 (formerly Controller from May 2000 to February 2001);
                                                           Senior Vice President of LFG since January 2001 (formerly Vice President from April 2000 to January 2001; Vice President of Colonial  Management
                                                           Associates, Inc. Advisor from February 1998 to October 2000; Senior Tax
                                                           Manager; Coopers & Lybrand, LLP from April 1996 to January 1998)

Jean S. Loewenberg (age 57)       Secretary        2002    Secretary of Liberty Funds, Stein Roe Funds and Liberty All-Star Funds
One Financial Center                                       since February 2002; Senior Vice President and Group Senior Counsel,
Boston, MA 02111                                           Fleet National Bank since November 1996






Important Information About This Report The Transfer Agent for Stein Roe Cash Reserves Fund is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081

Please make a note of our new mailing address, effective immediately.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-338-2550 and additional reports will be sent to you.

Annual Report:
Stein Roe Cash Reserves Fund

28-29 SPREAD

[logo: STEIN ROE MUTUAL FUNDS]

One Financial Center
Boston, MA 02111-2621
800-338-2550

S36-02/339K-0602 (08/02)
02/1625